Exhibit 99.1

JAKKS PACIFIC REPORTS FOURTH QUARTER AND FULL-YEAR 2023 FINANCIAL RESULTS

Full-year Gross Profit Dollars up 6% vs. 2022; Third Consecutive Annual Increase

SANTA MONICA, California, February 29, 2024 – JAKKS Pacific, Inc. (NASDAQ: JAKK) today reported financial results for the fourth quarter ended December 31, 2023.

Fourth Quarter 2023

●	Net sales were $127.4 million, a year-over-year decrease of 3%
●	Gross margin of 26.5%, up 480 basis points vs. Q4 2022, led by improved landed product cost and reduced inventory obsolescence expense
●	Gross profit of $33.7 million, up 18% compared to $28.6 million in Q4 2022
●

Net loss attributable to common stockholders of $11.3 million (or $1.12 per diluted share), compared to net income attributable to common stockholders of $37.6 million or ($3.66 per diluted share) in Q4 2022

●

Adjusted net loss attributable to common stockholders (a non-GAAP measure) of $10.5 million (or $1.04 per diluted share), compared to adjusted net loss attributable to common stockholders of $13.9 million (or $1.42 per diluted share) in Q4 2022

●	Adjusted EBITDA (a non-GAAP measure) of $(10.9) million vs. $(12.1) million in Q4 2022

Full-Year 2023

●	Net sales were $711.6 million compared to $796.2 million last year, an 11% decrease
●	Gross margin of 31.4% compared to 26.5% last year
●	Gross profit of $223.4 million, up 6% compared to $211.3 million last year, and the highest dollar level since 2015
●	Operating income of $59.1 million compared to $61.0 million last year; a 3% decrease
●	Net income attributable to common stockholders of $36.9 million, down from a net income attributable to common stockholders of $90.0 million in 2022
●

Adjusted net income attributable to common stockholders of $48.9 million ($4.62 per diluted share), up from adjusted net income attributable to common stockholders of $43.6 million ($4.29 per diluted share) in 2022

●	Adjusted EBITDA of $75.7 million, down 1% versus $76.4 million in 2022
●	Cash flows provided by operating activities of $66.4 million, down from $86.1 million in 2022
●	Cash used in financing activities of $70.4 million, eliminating all long-term debt in the first half of 2023
●	End of year cash and cash equivalents of $72.6 million, down from $85.5 million in 2022

Management Commentary

“For the third consecutive year we have met or exceeded our key financial full-year targets” said Stephen Berman, CEO of JAKKS Pacific. “The year began with the challenge of revenue comparisons with a 2022 hit-driven blockbuster product line, but we also saw opportunities for gross margin improvements with a normalized supply chain. Gross and operating margins improved year-over-year despite a $80+ million decline in Net Sales, generating over $66 million in operating cash flow for the year.

“The holiday toy season came late this year, but we were pleased with the results. Two of our top three US Toys/Consumer Products customers achieved positive year-over-year retail sales results in Q4 despite challenging comparisons from the prior year. Our aggregate end-of-year inventory at retail at those three accounts is also down by a high single digit percentage compared to last year. Although customers are tentatively moving into the new year, we believe our core businesses remain on solid footing.

Fourth Quarter and Full-Year 2023 Results

Net sales for the fourth quarter of 2023 were $127.4 million, down 3% versus $131.9 million last year. The Toys/Consumer Products segment sales were up 1% globally (flat in North America; 7% International) and sales of Costumes were down 40% compared to last year (-54% North America; -20% International).

Full-year Toys/Consumer Products sales were down 10% compared to 2022. The Costumes segment was down 12% vs. 2022, as customers continue to recalibrate to post-COVID levels. Our 2023 Costumes performance was nonetheless 22% higher than 2021.

Balance Sheet Highlights

The Company’s cash and cash equivalents (including restricted cash) totaled $72.6 million as of December 31, 2023, compared to $85.5 million as of December 31, 2022.

Total debt was zero, compared to $67.2 million as of December 31, 2022. Total debt as of December 31, 2022, included the amount outstanding under the Company's term loan, net of unamortized discounts and issuance costs.

Inventory was $52.6 million, compared to $80.6 million as of December 31, 2022, a reduction of 35%.

Use of Non-GAAP Financial Information

In addition to the preliminary results reported in accordance with U.S. GAAP included in this release, the Company has provided certain non-GAAP financial information including Adjusted EBITDA which is a non-GAAP metric that excludes various items that are detailed in the financial tables and accompanying footnotes reconciling GAAP to non-GAAP results contained in this release. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors because the information may allow investors to better evaluate ongoing business performance and certain components of the Company’s results. In addition, the Company believes that the presentation of these financial measures enhances an investor’s ability to make period-to-period comparisons of the Company’s operating results. This information should be considered in addition to the results presented in accordance with GAAP and should not be considered a substitute for the GAAP results. The Company has reconciled the non-GAAP financial information included in this release to the nearest GAAP measures. See the attached “Reconciliation of Non-GAAP Financial Information.” “Total liquidity” is calculated as cash and cash equivalents, plus availability under the Company’s $67.5 million revolving credit facility.

Conference Call Live Webcast

JAKKS Pacific, Inc. invites analysts, investors and media to listen to the teleconference scheduled for 5:00 p.m. ET / 2:00 p.m. PT on February 29, 2024. A live webcast of the call will be available on the “Investor Relations” page of the Company’s website at www.jakks.com/investors. To access the call by phone, please go to this link (4Q23 Registration link) , and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call five minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time at (www.jakks.com/investors).

About JAKKS Pacific, Inc.

JAKKS Pacific, Inc. is a leading designer, manufacturer and marketer of toys and consumer products sold throughout the world, with its headquarters in Santa Monica, California. JAKKS Pacific’s popular proprietary brands include: AirTitans®, Ami Amis™, Disguise®, Fly Wheels®, JAKKS Wild Games™, Moose Mountain®, Maui®, Perfectly Cute®, ReDo® Skateboard Co., Sky Ball®, SportsZone™, Xtreme Power Dozer®, and WeeeDo®, as well as a wide range of entertainment-inspired products featuring premier licensed properties. Through our products and our charitable donations, JAKKS is helping to make a positive impact on the lives of children. Visit us at www.jakks.com and follow us on Instagram (@jakkspacific.toys), Twitter (@jakkstoys) and Facebook (@jakkspacific.toys).

Forward Looking Statements

This press release may contain “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates and projections about JAKKS Pacific's business based partly on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such statements due to numerous factors, including, but not limited to, those described above, changes in demand for JAKKS Pacific's products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, or that the Recapitalization transaction or any future transactions will result in future growth or success of JAKKS. The “forward-looking statements” contained herein speak only as of the date on which they are made, and JAKKS undertakes no obligation to update any of them to reflect events or circumstances after the date of this release.

CONTACT:
JAKKS Pacific Investor Relations
(424) 268-9567 Lucas Natalini

JAKKS Pacific, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

	December 31,
	2023	2022
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$72,350	$85,297
Restricted cash	204	193
Accounts receivable, net	123,797	102,771
Inventory	52,647	80,619
Prepaid expenses and other assets	6,374	6,331
Total current assets	255,372	275,211

Property and equipment	135,956	130,437
Less accumulated depreciation and amortization	121,357	115,575
Property and equipment, net	14,599	14,862

Operating lease right-of-use assets, net	23,592	19,913
Deferred income tax assets, net	68,143	57,804
Goodwill	35,083	35,083
Intangibles and other assets, net	2,162	2,469
Total assets	$398,951	$405,342

Liabilities, Preferred Stock and Stockholders' Equity

Current liabilities:
Accounts payable	$42,177	$33,687
Accounts payable - Meisheng (related party)	12,259	9,820
Accrued expenses	45,102	37,998
Reserve for sales returns and allowances	38,531	51,877
Income taxes payable	3,785	8,165
Short term operating lease liabilities	7,380	10,746
Short term debt, net	-	25,529
Total current liabilities	149,234	177,822

Long term operating lease liabilities	16,666	9,863
Accrued expenses - long term	3,746	-
Debt, non-current portion, net	-	41,622
Preferred stock derivative liability	29,947	21,918
Income taxes payable	3,245	2,929
Deferred income tax liabilities, net	-	-
Total liabilities	202,838	254,154

Preferred stock accrued dividends	5,992	4,490

Stockholders' equity:
Common stock, $.001 par value	10	10
Additional paid-in capital	278,642	275,187
Accumulated deficit	(73,612)	(112,018)
Accumulated other comprehensive loss	(15,627)	(17,482)
Total JAKKS Pacific, Inc. stockholders' equity	189,413	145,697
Non-controlling interests	708	1,001
Total stockholders' equity	190,121	146,698
Total liabilities, preferred stock and stockholders' equity	$398,951	$405,342

Supplemental Balance Sheet and Cash Flow Data (Unaudited)

	December 31,
Key Balance Sheet Data:	2023	2022

Accounts receivable days sales outstanding (DSO)	89	72
Inventory turnover (DSI)	52	72

	Twelve Months Ended December 31,

Condensed Cash Flow Data:	2023	2022

Cash flows provided by operating activities	$66,404	$86,099
Cash flows used in investing activities	(8,907)	(10,387)
Cash flows used in financing activities and other	(70,433)	(35,554)
Increase (Decrease) in cash, cash equivalents and restricted cash	$(12,936)	$40,158

Capital expenditures	$(8,906)	$(10,389)

JAKKS Pacific, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2023	2022	Δ (%)	2023	2022	Δ (%)
	(In thousands, except per share data)			(In thousands, except per share data)

Net sales	$127,396	$131,886	(3)%	$711,557	$796,187	(11)%
Less: Cost of sales
Cost of goods	68,866	81,355	(15)	362,378	449,597	(19)
Royalty expense	22,533	20,371	11	117,607	126,633	(7)
Amortization of tools and molds	2,264	1,592	42	8,219	8,671	(5)
Cost of sales	93,663	103,318	(9)	488,204	584,901	(17)
Gross profit	33,733	28,568	18	223,353	211,286	6
Direct selling expenses	14,582	13,153	11	36,987	33,290	11
General and administrative expenses	34,401	30,752	12	126,893	114,819	11
Depreciation and amortization	90	360	(75)	366	1,907	(81)
Selling, general and administrative expenses	49,073	44,265	11	164,246	150,016	9
Intangibles impairment	-	-	-	-	300	nm
Income from operations	(15,340)	(15,697)	(2)	59,107	60,970	(3)
Other income (expense):
Loss from joint ventures	-	-	-	(565)	-	nm
Other income (expense), net	139	277	(50)	563	797	(29)
Change in fair value of preferred stock derivative liability	(1,361)	1,429	nm	(8,029)	(636)	nm
Loss on debt extinguishment	-	-	-	(1,023)	-	nm
Interest income	757	63	nm	1,344	127	nm
Interest expense	(710)	(2,294)	(69)	(6,451)	(11,183)	(42)
Income (loss) before provision for (benefit from) income taxes	(16,515)	(16,222)	2	44,946	50,075	(10)
Provision for (benefit from) income taxes	(5,643)	(54,331)	(90)	6,833	(41,008)	nm
Net income (loss)	(10,872)	38,109	nm	38,113	91,083	(58)
Net income (loss) loss attributable to non-controlling interests	(4)	140	nm	(293)	(330)	(11)
Net income (loss) attributable to JAKKS Pacific, Inc.	$(10,868)	$37,969	nm %	$38,406	$91,413	(58)%
Net income (loss) attributable to common stockholders	$(11,252)	$37,607	nm %	$36,904	$89,997	(59)%
Earnings (loss) per share - basic	$(1.12)	$3.86		$3.70	$9.33
Shares used in earnings (loss) per share - basic	10,084	9,732		9,962	9,651
Earnings (loss) per share - diluted	$(1.12)	$3.66		$3.48	$8.86
Shares used in earnings (loss) per share - diluted	10,084	10,263		10,590	10,155

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2023	2022	Δ bps	2023	2022	Δ bps
			Fav/(Unfav)			Fav/(Unfav)
Net sales	100.0%	100.0%	-	100.0%	100.0%	-
Less: Cost of sales
Cost of goods	54.0	61.7	770	50.9	56.5	560
Royalty expense	17.7	15.4	(230)	16.5	15.9	(60)
Amortization of tools and molds	1.8	1.2	(60)	1.2	1.1	(10)
Cost of sales	73.5	78.3	480	68.6	73.5	490
Gross profit	26.5	21.7	480	31.4	26.5	490
Direct selling expenses	11.4	10.0	(140)	5.2	4.2	(100)
General and administrative expenses	27.0	23.3	(370)	17.8	14.4	(340)
Depreciation and amortization	0.1	0.3	20	0.1	0.2	10
Selling, general and administrative expenses	38.5	33.6	(490)	23.1	18.8	(430)
Intangibles impairment	-	-	-	-	-	-
Income from operations	(12.0)	(11.9)	(10)	8.3	7.7	60
Other income (expense):
Loss from joint ventures	-	-		(0.1)	-
Other income (expense), net	0.1	0.2		0.1	0.1
Change in fair value of preferred stock derivative liability	(1.1)	1.1		(1.1)	(0.1)
Loss on debt extinguishment	-	-		(0.1)	-
Interest income	0.6	-		0.2	-
Interest expense	(0.6)	(1.7)		(0.9)	(1.4)
Income (loss) before provision for (benefit from) income taxes	(13.0)	(12.3)		6.4	6.3
Provision for (benefit from) income taxes	(4.5)	(41.2)		1.0	(5.2)
Net income (loss)	(8.5)	28.9		5.4	11.5
Net income (loss) loss attributable to non-controlling interests	-	0.1		-	-
Net income (loss) attributable to JAKKS Pacific, Inc.	(8.5)%	28.8%		5.4%	11.5%
Net income (loss) attributable to common stockholders	(8.8)%	28.5%		5.2%	11.3%

JAKKS Pacific, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Information (Unaudited)

Reconciliation of GAAP to Non-GAAP measures:

This press release and accompanying schedules provide certain information regarding Adjusted EBITDA and Adjusted Net Income (Loss), which may be considered non-GAAP financial measures under the rules of the Securities and Exchange Commission. The non-GAAP financial measures included in the press release are reconciled to the corresponding GAAP financial measures below, as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures. We define Adjusted EBITDA as income (loss) from operations before depreciation, amortization and adjusted for certain non-recurring and non-cash charges, such as reorganization expenses and restricted stock compensation expense. Net income (loss) is similarly adjusted and tax-effected to arrive at Adjusted Net Income (Loss). Adjusted EBITDA and Adjusted Net Income (Loss) are not recognized financial measures under GAAP, but we believe that they are useful in measuring our operating performance. We believe that the use of the non-GAAP financial measures enhances an overall understanding of the Company’s past financial performance, and provides useful information to the investor by comparing our performance across reporting periods on a consistent basis.

Investors should not consider these measures in isolation or as a substitute for net income, operating income, or any other measure for determining the Company’s operating performance that is calculated in accordance with GAAP. In addition, because these measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2023	2022	Δ ($)	2023	2022	Δ ($)
	(In thousands)			(In thousands)
EBITDA and Adjusted EBITDA
Net income	$(10,872)	$38,109	$(48,981)	$38,113	$91,083	$(52,970)
Interest expense	710	2,294	(1,584)	6,451	11,183	(4,732)
Interest income	(757)	(63)	(694)	(1,344)	(127)	(1,217)
Provision for income taxes	(5,643)	(54,331)	48,688	6,833	(41,008)	47,841
Depreciation and amortization	2,354	1,952	402	10,336	10,578	(242)
EBITDA	(14,208)	(12,039)	(2,169)	60,389	71,709	(11,320)
Adjustments:
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	-	-	-	276	-	276
Loss from joint ventures (Meisheng - 49%)	-	-	-	289	-	289
Other (income) expense, net	(139)	(277)	138	(563)	(797)	234
Restricted stock compensation expense	2,057	1,646	411	8,027	5,082	2,945
Change in fair value of preferred stock derivative liability	1,361	(1,429)	2,790	8,029	636	7,393
Employee Retention Credit/gov't employment support	-	-	-	-	(249)	249
Molds and tooling capitalization	-	-	-	(1,751)	-	(1,751)
Loss on debt extinguishment	-	-	-	1,023	-	1,023
Adjusted EBITDA	$(10,929)	$(12,099)	$1,170	$75,719	$76,381	$(662)
Adjusted EBITDA/Net sales %	(8.6)%	(9.2)%	60 bps	10.6%	9.6%	100 bps

JAKKS Pacific, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Information (Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2023	2022	Δ ($)	2023	2022	Δ ($)
	(In thousands, except per share data)			(In thousands, except per share data)
Adjusted net income (loss) attributable to common stockholders
Net income (loss) attributable to common stockholders	$(11,252)	$37,607	$(48,859)	$36,904	$89,997	$(53,093)
Restricted stock compensation expense	2,057	1,646	411	8,027	5,082	2,945
Change in fair value of preferred stock derivative liability	1,361	(1,429)	2,790	8,029	636	7,393
Loss on debt extinguishment	-	-	-	1,023	-	1,023
Employee Retention Credit/gov't employment support	-	-	-	-	(249)	249
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	-	-	-	276	-	276
2021 BSP Term Loan prepayment penalty	-	-	-	150	525	(375)
Molds and Tooling capitalization	-	-	-	(1,751)	-	(1,751)
Valuation allowance release/adjustments	(2,577)	(51,178)	48,601	(2,577)	(51,178)	48,601
Tax impact of additional charges	(96)	(511)	415	(1,175)	(1,208)	33
Adjusted net income (loss) attributable to common stockholders	$(10,507)	$(13,865)	$3,358	$48,906	$43,605	$5,301
Adjusted earnings (loss) per share - basic	$(1.04)	$(1.42)	$0.38	$4.91	$4.52	$0.39
Shares used in adjusted earnings (loss) per share - basic	10,084	9,732	352	9,962	9,651	311
Adjusted earnings (loss) per share - diluted	$(1.04)	$(1.42)	$0.38	$4.62	$4.29	$0.32
Shares used in adjusted earnings (loss) per share - diluted	10,084	9,732	352	10,590	10,155	435

JAKKS Pacific, Inc. and Subsidiaries

Net Sales by Division and Geographic Region

(In thousands)	QTD Q4					(In thousands)	FY
Divisions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021	Divisions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021
Toys/Consumer Products	$118,855	$117,727	$179,152	1.0%	-34.3%	Toys/Consumer Products	$580,686	$647,317	$513,517	-10.3%	26.1%
Dolls, Role-Play/Dress Up	73,272	68,937	116,877	6.3%	-41.0%	Dolls, Role-Play/Dress Up	319,962	423,581	323,360	-24.5%	31.0%
Action Play & Collectibles	35,312	38,909	41,164	-9.2%	-5.5%	Action Play & Collectibles	219,446	173,529	114,778	26.5%	51.2%
Outdoor/Seasonal Toys	10,272	9,881	21,111	4.0%	-53.2%	Outdoor/Seasonal Toys	41,279	50,207	75,379	-17.8%	-33.4%
Costumes	$8,541	$14,159	$8,812	-39.7%	60.7%	Costumes	130,870	148,870	107,599	-12.1%	38.4%
Total	$127,396	$131,886	$187,964	-3.4%	-29.8%	Total	$711,557	$796,187	$621,116	-10.6%	28.2%

(In thousands)	QTD Q4					(In thousands)	FY
Regions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021	Regions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021
United States	$96,304	$100,907	$148,876	-4.6%	-32.2%	United States	$557,865	$644,295	$512,193	-13.4%	25.8%
Europe	17,988	19,437	22,322	-7.5%	-12.9%	Europe	76,464	85,348	60,425	-10.4%	41.2%
Latin America	4,434	2,626	4,483	68.8%	-41.4%	Latin America	32,024	18,338	12,606	74.6%	45.5%
Canada	4,686	4,795	5,596	-2.3%	-14.3%	Canada	26,992	26,515	17,999	1.8%	47.3%
Asia	2,140	1,698	3,018	26.0%	-43.7%	Asia	8,543	10,431	9,232	-18.1%	13.0%
Australia & New Zealand	1,486	1,822	2,496	-18.4%	-27.0%	Australia & New Zealand	7,542	8,836	6,423	-14.6%	37.6%
Middle East & Africa	358	601	1,173	-40.4%	-48.8%	Middle East & Africa	2,127	2,424	2,238	-12.3%	8.3%
Total	$127,396	$131,886	$187,964	-3.4%	-29.8%	Total	$711,557	$796,187	$621,116	-10.6%	28.2%

(In thousands)	QTD Q4					(In thousands)	FY
Regions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021	Regions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021
North America	$100,990	$105,702	$154,472	-4.5%	-31.6%	North America	$584,857	$670,810	$530,192	-12.8%	26.5%
International	26,406	26,184	33,492	0.8%	-21.8%	International	126,700	125,377	90,924	1.1%	37.9%
Total	$127,396	$131,886	$187,964	-3.4%	-29.8%	Total	$711,557	$796,187	$621,116	-10.6%	28.2%